UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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JOHNSON & JOHNSON

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Johnson & Johnson Shareholder Meeting to Be Held on April 28, 2016.

JOHNSON & JOHNSON ONE JOHNSON & JOHNSON PLAZA NEW BRUNSWICK, NJ 08933

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 1, 2016
Date: April 28, 2016 Time: 10:00 a.m. Eastern Time
Location: State Theatre 15 Livingston Avenue New Brunswick, NJ 08901

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You are receiving this communication because you hold shares in Johnson & Johnson.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT; ANNUAL REPORT
How to View Online:
Have available the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request a PAPER or E-MAIL Copy of the Proxy Materials:
Please choose one of the following methods to make your request on or before April 14, 2016 to facilitate timely delivery. There is no charge for requesting a copy.
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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: All shareholders as of the record date, March 1, 2016, may vote in person at the meeting. To attend the meeting, please request an admission ticket in advance. See Shareholder Meeting Ticket Request below.

Vote By Internet: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Shareholder Meeting Ticket Request: You must register and print your ticket at the shareholder meeting registration site: www.proxyvote.com. If you cannot print your ticket, contact the Office of the Corporate Secretary at 732-524-2455 or AnnualMeeting@its.jnj.com.

Voting Items

The Board of Directors recommends a vote FOR all Director nominees listed, FOR Items 2 and 3 and AGAINST Items 4, 5, 6 and 7.

1.	Election of Directors

1a.	Mary C. Beckerle

1b.	D. Scott Davis

1c.	Ian E. L. Davis

1d.	Alex Gorsky

1e.	Susan L. Lindquist

1f.	Mark B. McClellan

1g.	Anne M. Mulcahy

1h.	William D. Perez

1i.	Charles Prince

1j.	A. Eugene Washington

1k.	Ronald A. Williams
2.	Advisory Vote to Approve Named Executive Officer Compensation

3.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2016

4.	Shareholder Proposal – Policy for Share Repurchase Preference

5.	Shareholder Proposal – Independent Board Chairman

6.	Shareholder Proposal – Report on Lobbying Disclosure

7.	Shareholder Proposal – Take-Back Programs for Unused Medicines